UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  _________________________________________________________________
FORM 8-K
 _________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2021
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Axonics, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38721	45-4744083
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
26 Technology Drive
Irvine, California 92618
(Address of principal executive offices) (Zip Code)
(949) 396-6322
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
  _________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.0001 per share	AXNX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Axonics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 23, 2021. On April 27, 2021, the record date for determining stockholders entitled to vote at the Annual Meeting, there were 41,902,486 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) outstanding. Holders of 35,617,205 shares of Common Stock (representing 85% of the shares of Common Stock outstanding on the Record Date) were present or represented by proxy at the Annual Meeting, constituting a quorum. During the Annual Meeting, the stockholders of the Company voted on four proposals described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2021. The results for each matter voted on by the stockholders during the Annual Meeting were as follows:

Proposal 1: The stockholders of the Company elected Raymond W. Cohen, Robert E. McNamara, Michael H. Carrel, Nancy Snyderman, M.D., FACS, Jane E. Kiernan and David M. Demski to the Board of Directors, each for a one-year term ending at the Annual Meeting of Stockholders to be held in 2022 and until their successor has been duly elected and qualified, or until their earlier death, resignation or removal. The results of the stockholders’ vote with respect to the election of the directors were as follows:

Nominee	Term Expiring	For	Against	Abstain
Raymond W. Cohen	2022	31,837,165	2,160,610	24,073
Robert E. McNamara	2022	22,994,802	11,002,833	24,213
Michael H. Carrel	2022	22,964,298	11,033,542	24,008
Nancy Snyderman, M.D., FACS	2022	23,282,323	10,715,392	24,133
Jane E. Kiernan	2022	33,812,080	185,760	24,008
David M. Demski	2022	33,991,156	6,578	24,114

Broker Non-Votes: 1,595,357

Proposal 2: The stockholders of the Company ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The results of the stockholders’ vote with respect to such ratification were as follows:

For	Against	Abstain
35,610,066	2,332	4,807

Proposal 3: The proposal seeking approval, on an advisory basis, of the compensation of the named executive officers of the Company was approved by the Company’s shareholders, as set forth below:

For	Against	Abstain
31,371,979	2,641,296	8,573

Broker Non-Votes: 1,595,357

Proposal 4: The proposal seeking approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the named executive officers of the Company was approved by the Company’s shareholders, as set forth below:

One Year	Two Years	Three Years	Abstain
33,043,009	7,410	961,980	9,449

Broker Non-Votes: 1,595,357

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Date File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXONICS, INC.

Dated: June 25, 2021	By:	/s/ Raymond W. Cohen
Raymond W. Cohen
Chief Executive Officer